Exhibit 10.48

AMENDMENT NO. 5

to

FINANCE AGREEMENT

between

TETRA4 PROPRIETARY LIMITED

and

UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

Dated as of December 16, 2021 DFC/9000083212

AMENDMENT NO. 5 TO FINANCE AGREEMENT

THIS AMENDMENT NO. 5 TO FINANCE AGREEMENT, dated as of December 16, 2021 (this “Amendment”), is made between TETRA4 PROPRIETARY LIMITED, a limited liability company duly registered and validly existing under the laws of the Republic of South Africa (the “Borrower”), and the UNITED STATES INTERNATIONAL DEVELOPMENT FINANCE CORPORATION, an agency of the United States of America (“DFC”).

WHEREAS, the Borrower and the Overseas Private Investment Corporation (“OPIC”) entered into a Finance Agreement, dated as of August 20, 2019, as amended by Amendment No. 1 (defined below), Amendment No. 2 (defined below), Amendment No. 3 (defined below) and Amendment No. 4 (collectively, the “Finance Agreement”);

WHEREAS, DFC, as successor in interest to OPIC pursuant to the Better Utilization of Investments Leading to Development Act of 2018, 22 U.S.C. §§9601 et seq., succeeded to all of OPIC’s rights and interest in the Finance Agreement;

WHEREAS, the Borrower and DFC entered into an Amendment No. 1 to Finance Agreement, dated as of March 30, 2020 (“Amendment No. 1”), which provided, inter alia, additional time to the Borrower to enter into the Second Disbursement Lease;

WHEREAS, the Borrower and DFC entered into an Amendment No. 2 to Finance Agreement dated as of April 28, 2020 (“Amendment No. 2”), which provided, inter alia, (i) additional time to the Borrower to enter into the Second Disbursement Lease, (ii) confirmation and clarification related to the original intention of the parties to include the drilling and connection to the Gas Gathering System of the New Phase I Wells in the scope and definition of the Project, and (iii) adjustments to the relative sizes of the Basic Commitment and the Contingency Commitment;

WHEREAS, the Borrower and DFC entered into an Amendment No. 3 to Finance Agreement dated as of February 26, 2021 (“Amendment No. 3”), which provided, inter alia, (i) additional time to the Borrower to secure an operating license with the National Energy Regulator for South Africa under the Gas Act for operation of the Liquefaction Plant; and (ii) an extension of the Commitment Period for the Loan.

WHEREAS, the Borrower and DFC entered into an Amendment No. 4 to Finance Agreement dated as of August 24, 2021 (“Amendment No. 4”), which provided, inter alia, (i) a further extention extension of the Commitment Period for the Loan, (ii) an increase of the Borrower’s estimate of total Project Cost and (iii) the requirement for an equity contribution as a condition to the third Disbursement.

WHEREAS, the Borrower has requested to enter into certain agreements to construct a liquefied natural gas dispensing and storage plant and purchase the necessary equipment (“LNG Dispensing Plant”) and sell liquefied natural gas to third parties under gas sales agreements;

WHEREAS, the Borrower has requested to enter into a finance agreement with the Industrial Development Corporation of South Africa (“IDC”) for the purposes of financing the LNG Dispensing Plant;

WHEREAS, DFC and the Borrower have agreed to amend the Finance Agreement as a result of the Borrower’s request on the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions.

Unless otherwise defined herein (including in the Recitals to this Agreement), capitalized terms used herein shall have the meanings specified in the Finance Agreement (as amended by this Amendment).

SECTION 2. Conditions Precedent to Effectiveness.

The effectiveness of this Agreement is subject to satisfaction or waiver by DFC of the following conditions in its sole discretion:

(a)
Agreement. DFC shall have received originals of this Agreement and the Borrower Security Cession (Offtake Agreements).
(b)
Offtake Agreements. DFC shall have received Certified Copies of each of the Offtake Agreements in effect prior to this Amendment.
(c)
Authority. DFC shall have received Certified Copies of resolutions duly adopted by the board of the Borrower to authorize the execution, delivery and performance of the Borrower Security Cession (Offtake Agreements), and such resolutions are in full force and effect without amendment as of the date hereof.
(d)
Security. The Lien created by the Borrower Security Cession (Offtake Agreements) shall be of first priority and shall be enforceable against the Borrower and third parties (including any holder of a subsequently established Lien).
(e)
Legal Opinions. DFC shall have received a legal opinion satisfactory to DFC in form and substance from Fasken (incorporated in South Africa as Bell Dewar Inc.), the Borrower’s legal counsel in the Project Country.
(f)
Sponsor Guarantee. The Sponsor shall have confirmed the Borrower’s entry into this Amendment and reaffirmed its obligations under the Sponsor Guarantee, Pledge and Subordination Agreement in form and substance satisfactory to DFC.

SECTION 3 Representations and Warranties

The Borrower represents and warrants to DFC that:

(a)
Authority. The Borrower’s execution, delivery, and performance of the Amendment:

(i) has been duly authorized by all necessary corporate action; (ii) will not violate any Applicable Law; and

(iii) will not breach, or result in the imposition of any Lien upon any of its assets (except as permitted by Section 7.01 of the Finance Agreement (as amended by this Amendment)) under, any of its Charter Documents or any agreement or other requirement by which it or any of its properties may be bound or affected. The Amendment has been duly executed and delivered by the Borrower and is a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms. No Consent of any Person is required in connection with the Borrower’s execution, delivery, performance, validity, or enforceability of this Amendment.

(b)
Perfection. The Borrower Security Cession (Offtake Agreements) is effective to create in favor of DFC legal, valid and enforceable first priority Liens on all of the Borrower’s assets intended to be covered thereby. The Borrower does not have outstanding, nor is it contractually bound to create, any

Lien on or with respect to any of its assets, rights, or revenues, except for Permitted Liens (as such term is amended by this Agreement).

(c)
IDC Documents. The draft of each of the IDC Loan Agreement and the IDC Security Documents delivered to DFC prior to the date of this Amendment and attached hereto as Schedule A through Schedule D respectively are true and correct copies of the final execution versions to be entered into by the Borrower and IDC. No amendments will be made to these documents prior to execution.
(d)
Liens. The Security Documents required to be in place as of the date of this Amendment, continue to be effective to create in favor of DFC legal, valid, and enforceable first priority Liens on all of the Borrower’s assets intended to be covered thereby, except for the General Notarial Bond in respect of which priority will be established upon it being perfected at the time of enforcement. The Borrower does not have outstanding, nor is it contractually bound to create, any Lien on or with respect to any of its assets, rights, or revenues, except for Permitted Liens.
(e)
Default. No Default or Event of Default has occurred and is continuing will occur as a result of the transactions contemplated by this Amendment.

SECTION 4. Amendments.

With effect on and from the date of this Amendment, the Finance Agreement shall be amended as follows:

(a)
Section 4.01(b) (Transaction Documents) is hereby amended as shown below with ~~strikethrough~~ representing deletions and double underlining representing additions:

originals (or, at DFC’s election, Certified copies) of the following documents ~~(together with the Special Notarial Bond, Mortgage Bond, Servitudes Security, and BOP Contract Cession issued pursuant to Section 6.09, the “Security Documents”)~~:

(i)
the General Notarial Bond;

(iii)
the Borrower Security Cession (together with any notices required pursuant to Section 7.2 of the Borrower Security Cession);
(iv)
the Sponsor Guarantee, Pledge and Subordination Agreement; ~~and~~
(v)
the Pledge Agreement (Sjoeberg).
(b)
The introductory paragraph of Section 4.01(c) (Transaction Documents) is hereby amended as shown below with ~~strikethrough~~ representing deletions:

Certified copies of the following documents ~~(together with the Balance of Plant Contract and the Third Disbursement Lease to be entered into and any other contract as described in subsections (iv) below required for the construction or operation of the Project that is entered into by the Borrower subsequent to the date hereof, the “Project Documents”)~~:

(c)
Article VI is here by amended by adding the following clauses (i) and (j) at the end of Section 6.09:
(i)
The Borrower shall cause all Offtake Agreements to be made subject to the Borrower Security Cession (Offtake Agreements).

(j) The Borrower shall ensure that notices of the cession under the Borrower Security Cession (Offtake Agreements) is sent to the counterparties under the Offtake Agreements withing ten Business Days of (i) the execution of the Borrower Security Cession (Offtake Agreements) in the case of existing Offtake Agreements at that time or (ii) the execution of any Offtake Agreements entered into by the Borrower thereafter.

(d)
Section 7.01 (Liens) is hereby amended as shown below with ~~strikethrough~~ representing deletions and double underlining representing additions:
(d)
any Liens securing Indebtedness in favor of a lessor permitted under clause (e) of Section 7.02; ~~and~~
(e)
subject to DFC’s prior consent under Section 7.12 and subject to Section 7.15, Liens securing Phase II Indebtedness.; and
(f)
Liens created under the IDC Security Documents.
(e)
Paragraph (e) of Section 7.02(e) (Indebtedness) is hereby amended as shown below with double underlining representing additions:

Indebtedness incurred under the IDC Loan Agreement or, at any time after the IDC Loan Agreement has been repaid or discharged in full to the DFC’s satisfaction, capitalized lease liabilities for equipment (including vehicles) required for the day to day operation of the business subject to a limit of

$250,000 per item of equipment and an aggregate limit of $2,000,000;

(f)
Article VII (Negative Covenants) is hereby amended by adding new Sections 7.16, 7.17 and 7.18 as shown below with double underlining representing additions:

SECTION 7.16 IDC Loan Agreement.

The Borrower shall not agree to any amendment, waiver or variation of the IDC Loan Agreement which constitutes:

(a)
a change in the date, frequency or currency of payment of any amount under the IDC Loan Agreement (save as a result of any voluntary or mandatory prepayment or acceleration expressly contemplated by the IDC Loan Agreement;
(b)
an increase in the interest rate (including, without limitation, the default interest rate) or in the amount of any payment of principal, interest, fees or commission payable under IDC Loan Agreement;

(c)
an increase in any debt service reserve requirement included in IDC Loan Agreement;

(d)
a change to the basis on which interest, fees or commissions accrue, are calculated or are payable if such change results in the increase of the Borrower’s obligation to pay interest, fees or commissions under the IDC Loan Agreement;

(e)
an increase in, or an extension of the availability period of, IDC’s commitment under IDC Loan Agreement; and
(f)
any change in the nature or scope of the Security granted under the IDC Security Documents or of the assets which are subject thereto (other than pursuant to its terms) or the priority of any Security granted under the IDC Security Documents.

SECTION 7.17 LNG Project Documents.

The obligations incurred by the Borrower under the LNG Project Documents shall not exceed ZAR160,000,000 (One Hundred Sixty Million South African Rand) without DFC’s prior written consent. The Borrower shall deliver Certified Copies of each LNG Project Document (including any amendments thereto) in accordance with Section 6.13(c). In the event the Borrower receives any liquidated damages or similar termination payments under a LNG Project Document it shall invest such proceeds in the LNG Dispensing Plant.

SECTION 7.18 Prepayment of IDC Loan

The Borrower shall not voluntarily prepay all or any part of the loan outstanding under the IDC Loan Agreement unless the conditions to the making of a Restricted Payment or Shareholder Payment under Section 7.04 are satisfied.

(g)
Schedule X (Defined Terms and Rules of Interpretation) is hereby amended as shown below with ~~strikethrough~~ representing deletions and double underlining representing additions:

“Amendment No. 5” means Amendment No 5 to Finance Agreement dated December , 2021 entered into between the Borrower and DFC.

“Borrower Security Cession (Offtake Agreements)” means the cession in securitatem debiti agreement dated on or about the date of Amendment No.5 pursuant to which the Borrower cedes in securitatem debiti in favor of DFC all of its right, title and interest in an to the Offtake Agreements.

“IDC” means the Industrial Development Corporation of South Africa Limited.

“IDC Loan Agreement” means the Loan Agreement between IDC and the Borrower to be entered into in the form attached hereto as Schedule A to Amendment No. 5.

“IDC Security Documents” means the following agreements: (i) the Subordination of Shareholder’s Loans and Claims Agreement between the IDC, the Sponsor, and the Borrower attached hereto as Schedule B to Amendment No. 5, (ii) the Reversionary Cession in Security by the Borrower between the IDC and the Borrower attached hereto as Schedule C to Amendment No.5, (iii) the Reversionary Cession and Pledge in Security between the IDC and the Sponsor attached hereto as Schedule D to Amendment No. 5; (iv) the Cession in Security by the Borrower between IDC and the Borrower attached hereto as Schedule E and (v) the Special Notarial Bond (IDC Equipment).

“LNG Project Documents” means all project documents to be entered into by the Borrower in connection with the construction of the LNG Dispensing Plant, including, without limitation, for the supply of furnace fuel, glass making equipment, tile industry equipment, heating fuel, rubber industry equipment, aluminum production equipment, LNG dual fuel conversion kits, trucks and trailers and related technical and consultant services.

“Offtake Agreements” ~~means the Linde Helium Agreement and / or any other agreement designated as such by OPIC and the Borrower~~ means the following agreements concluded or to be concluded by the Borrower for the sale and distribution by the Borrower of LNG or helium to its customers:

(a)
the Linde Helium Agreement;
(b)
that certain liquefied natural gas supply agreements between the Borrower and the South African Breweries Proprietary Limited dated 21 October 2018,
(c)
that certain natural gas supply agreement with Bulk Hauliers International Transport Proprietary Limited dated 6 February 2020),
(d)
that certain natural gas supply agreement with Logico Logistics Group Proprietary Limited (dated 1 October 2020)
(e)
that certain helium sale and purchase agreement with Marubeni Corporation (dated 21 June 2021);
(f)
that certain compressed natural gas agreement concluded between the Borrower and Unitrans Passenger Proprietary Limited (dated 31 October 2014) and the South African Breweries Proprietary (dated 21 October 2018); and
(g)
any other helium or natural gas supply agreement entered into by the Borrower in connection with Phase 1.

“Project Documents” ~~has the meaning set forth in Section 4.01 (c).~~ means each of the following documents:

(i) the Construction Contracts; (ii) the Construction Contract Guarantees; (iii) the Land Use Agreements;

(iv) the Land Bank Deed of Sale; (v) the Balance of Plant Term Sheet and the Balance of Plant Contract;

(vi) the DPW Lease; (vii) the Third Disbursement Lease, (viii) the LNG Project Documents and (viii) all other contracts (a) relating to the provisions of services to the Project exceeding a value of $500,000 or (b) that replace or substitute a contract in subsections (i) through (vii) above.

“Security Documents” ~~has the meaning set forth in Section 4.01(b)~~ means each of the following documents:

(i) the General Notarial Bond; (ii) the Borrower Security Cession; (iii) the Sponsor Guarantee, Pledge and Subordination Agreement; (iv) the Pledge Agreement (Sjoeberg); (v) the Special Notarial Bond; (vi) the Mortgage Bond; (vii) the Servitudes Security; the BOP Contract Cession; (viii) the Borrower Security Cession (Global Business Account) and (ix) the Borrower Security Cession (Offtake Agreements).

“Special Notarial Bond (IDC Equipment)” means the first ranking special notarial bond over the LNG Dispensing Plant described in clause 1.61.2 of the IDC Loan Agreement.

SECTION 5. Miscellaneous.

(a)
Reference. Upon the due execution and delivery of this Amendment by the parties hereto, on and after the date hereof each reference in the Finance Agreement to “this Agreement”, “hereunder”, “hereof”, and “herein” shall mean and be a reference to the Finance Agreement, as amended by this Amendment.
(b)
Limited Effect. Except as specifically amended above, the Finance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)
No Waiver. The execution, delivery, and effectiveness of this Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed to (a) be a consent to any waiver or modification of any other term or condition of the Finance Agreement or any of the instruments or documents referred to therein, (b) create, or be evidence of, alone or taken with any consent to, waiver or modification of, or other amendment of the provisions of the Finance Agreement or any of the instruments or documents referred to therein, a course of conduct, or (c) prejudice any right or rights which DFC may now have or may have in the future under or in connection with the Finance Agreement or any of the instruments or documents referred to therein.
(d)
Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
(e)
Jurisdiction. Section 8.03 (Jurisdiction and Consent to Suit; Waivers) is incorporated herein by reference and shall apply to this Amendment as if repeated herein.
(f)
Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument. The words “execution”, “signed”, “signature” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. §§ 7001 to 7006, 7021, 7031; the New York State Electronic Signatures and Records Act, NY State Tech. Law § 301; or any other similar state laws based on the Uniform Electronic Transactions Act.
(g)
Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
(h)
Severability. In case any provision in, or obligation under, this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Finance Document. DFC and the Borrower designate this Amendment as a Finance Document, including, without limitation, for purposes of Section 9.10 (Indemnity) of the Finance Agreement.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on its behalf by its duly authorized representative as of the date first above written.

TETRA4 PROPRIETARY LIMITED

By: /s/ Stefano Marani

Name: Stefano Marani

Its: Chief Executive Officer

Authorized Officer

UNITED STATES INTERNATIONAL

DEVELOPMENT FINANCE CORPORATION

By: /s/ Carla Chissell

Name: Carla Chissell

Its: Director, Asset Management

DFC/9000083212

Amendment No. 5 to the Finance Agreement

(Signature Page)